UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5637 La Ribera St.

Suite A

Livermore, CA 94550

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 455-9400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AND*	The Nasdaq Stock Market LLC*
Warrants to purchase one share of common stock, each at an exercise price of $345.00	ADNWW*	The Nasdaq Stock Market LLC*

*	On October 28, 2025, The Nasdaq Stock Market LLC determined to commence proceedings to delist and suspend trading in Advent Technologies Holdings, Inc.’s common stock, par value $0.0001 per share, and warrants to purchase one share of common stock, each at an exercise price of $345.00, with such trading suspension to become effective as of October 30, 2025.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 28, 2025, Advent Technologies Holdings, Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, due to the Company’s failure to comply with Nasdaq Listing Rule 5550(b)(1), Nasdaq determined to (a) commence proceedings to delist the Company’s common stock, par value $0.0001 per share (“Common Stock”) and the Company’s warrants to purchase one share of common stock, each at an exercise price of $345.00 (the “Public Warrants” and, together with the Common Stock, the “Securities”) and (b) suspend trading in the Securities effective as of October 30, 2025.

Nasdaq will apply to the U.S. Securities and Exchange Commission to delist the Securities upon completion of all applicable procedures.

The Common Stock is expected to continue trading on the OTC market under the symbol “ADN,” and the Public Warrants are expected to continue trading on the OTC market under the symbol “ADNWW.”

Forward-Looking Statements

This report contains forward-looking statements, which reflect our current views with respect to, among other things, our operations and financial performance. All statements other than statements of historical facts contained in this report, including statements regarding our future results of operations and financial position, business strategy and plans and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “could,” “target,” “predict,” “seek” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Item 1.A Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission on June 6, 2025. Moreover, we operate in a very competitive and rapidly changing environment and new risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2025

Advent Technologies Holdings, Inc.

By:	/s/ Gary Herman
Name:	Gary Herman
Title:	Chief Executive Officer

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